Description of Business	9 Months Ended
Sep. 30, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business
Description of Business
Care Capital Properties, Inc. (together with its subsidiaries, unless otherwise indicated or except where the context otherwise requires, “CCP”, “we,” “us” or “our”) is a recently formed Delaware corporation that was created to hold the post-acute/skilled nursing facility (“SNF”) portfolio of Ventas, Inc. (“Ventas”) and its subsidiaries operated by regional and local care providers (the “CCP Business”).
Effective as of 11:59 p.m. on August 17, 2015, Ventas completed its spin-off of the CCP Business by distributing one share of our common stock for every four shares of Ventas common stock held as of the close of business on August 10, 2015. As a result, we began operating as an independent public company and our common stock commenced trading on the New York Stock Exchange under the symbol “CCP” as of August 18, 2015.
Prior to our separation from Ventas, CCP was a wholly owned subsidiary of Ventas. Prior to or concurrently with the separation, Ventas engaged in certain reorganization transactions that were designed to consolidate the ownership of its interests in 355 properties and certain loans receivable that comprise the CCP Business and transfer such interests to us. For periods prior to the separation, references to “we,” “us,” or “our” refer to the CCP Business after giving effect to the transfer of the assets and liabilities from Ventas in connection with the separation.
In connection with the spin-off, we entered into a separation and distribution agreement with Ventas, as well as a transition services agreement, a tax matters agreement, and an employee matters agreement with Ventas contemplated by the separation and distribution agreement, to provide a framework for our ongoing relationship with Ventas. Under the transition services agreement, Ventas has agreed to provide us with various accounting, tax and information technology services on a transitional basis until August 31, 2016 in exchange for a fee of $2.5 million, payable in four quarterly installments.
On August 17, 2015, Care Capital Properties, LP, our wholly owned subsidiary (“Care Capital LP”), as borrower, and CCP, Care Capital Properties GP, LLC and certain subsidiaries of Care Capital LP, as guarantors, entered into a Credit Agreement, comprised of a $600 million Revolver, a $600 million Term Loan and an $800 million Term Loan. Pursuant to the separation and distribution agreement, we transferred approximately $1.3 billion of the proceeds from borrowings under the Term Loans to Ventas.
At the time of the separation and distribution, we had not conducted any business as a separate company and had no material assets or liabilities. We intend to elect to be treated as a real estate investment trust (“REIT”), and, therefore, subsequent to the distribution, we are operating in a manner consistent with a REIT with a diversified portfolio of SNFs and other healthcare properties located throughout the United States. The operations of the CCP Business transferred to us by Ventas are presented herein as if the transferred business was our business for all historical periods described and at the carrying value of such assets and liabilities reflected in Ventas’s books and records.
Subject to the limitation under the REIT asset test rules, we are permitted to own up to 100% of the stock of one or more taxable REIT subsidiaries (“TRS”). We have elected for one of our subsidiaries to be treated as a TRS, which is subject to federal, state and local income taxes.
For periods prior to our separation from Ventas, the unaudited combined consolidated financial statements in this Quarterly Report on Form 10-Q reflect Ventas’s interest in 358 properties (including two properties that were not transferred to us as part of the separation, one property that was sold during the second quarter of 2015, one property that was sold on August 18, 2015 and five properties that were classified as held for sale as of August 18, 2015). For periods subsequent to our separation from Ventas, the unaudited combined consolidated financial statements in this Quarterly Report on Form 10-Q reflect our interest in 362 properties (including 12 properties that were classified as held for sale as of September 30, 2015). We also originate and manage a small portfolio of secured and unsecured loans, made primarily to SNF operators or secured by SNF assets.
For periods prior to our separation from Ventas, the accompanying combined consolidated financial statements have been prepared on a standalone basis, are derived from Ventas’s consolidated financial statements and accounting records and reflect our financial position, results of operations and cash flows as the CCP Business was operated as part of Ventas prior to the distribution, in conformity with U.S. generally accepted accounting principles (“GAAP”). For periods subsequent to our separation from Ventas, the combined consolidated financial statements reflect our financial position, results of operations and cash flows in conformity with GAAP.
For periods prior to our separation from Ventas, our equity balance (net parent investment) in the combined consolidated financial statements represents the excess of total assets over total liabilities, including the intercompany balances between us and Ventas. Net parent investment is primarily impacted by contributions from Ventas, which are the result of treasury activities and net funding provided by or distributed to Ventas prior to the separation. For periods subsequent to our separation from Ventas, our equity balance in the combined consolidated financial statements represents our equity activity starting August 18, 2015.
The following is a summary of net income for the three months ended September 30, 2015 on a disaggregated basis to show the respective amounts attributed to the periods prior and subsequent to our separation from Ventas:

	July 1, 2015 through August 17, 2015	August 18, 2015 through September 30, 2015	For the Three Months Ended September 30, 2015
	(In thousands)
Revenues:
Rental income, net	$40,770	$39,825	$80,595
Income from investments in direct financing lease and loans	450	505	955
Real estate services fee income	—	763	763
Interest and other income	—	4	4
Total revenues	41,220	41,097	82,317
Expenses:
Interest	37	4,053	4,090
Depreciation and amortization	14,052	17,450	31,502
General, administrative and professional fees	3,302	5,914	9,216
Merger-related expenses and deal costs	178	813	991
Other	147	11	158
Total expenses	17,716	28,241	45,957
Income before income taxes, real estate dispositions and noncontrolling interests	23,504	12,856	36,360
Income tax expense	(1,004)	(20)	(1,024)
Gain on real estate dispositions	—	856	856
Net income	22,500	13,692	36,192
Net income attributable to noncontrolling interests	8	18	26
Net income attributable to CCP	$22,492
Net income attributable to common stockholders		$13,674